Advantus Series Fund, Inc.

Supplement dated February 2, 2009 to the Prospectus of Advantus Series Fund, Inc. ("the Fund") dated May 1, 2008 as previously supplemented October 17 and December 18, 2008

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The following language is added to the footnotes following the "Annual Portfolio Operating Expenses" for the Money Market Portfolio (the "Portfolio") set forth at page 17 of the prospectus.

Effective February 1, 2009, the Board of Directors of the Fund approved a Net Investment Income Maintenance Agreement among the Fund (on behalf of the Portfolio), Advantus Capital Management, Inc. ("Advantus Capital"), and Securian Financial Services, Inc. ("Securian Financial"). Under such Agreement, Advantus Capital will agree to waive, reimburse or pay Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may waive its Rule 12b-1 fees. The amount waived, reimbursed or paid by Advantus Capital and/or Securian Financial, shall be an obligation of the Fund, and shall be payable to Advantus Capital and/or Securian Financial on any day on which the Fund's net investment income exceeds zero. However, the right of Advantus Capital and/or Securian Financial to receive such payments shall be subject to the following limitations:

1.  the right to recover expenses expires three years after the date it effected such waiver, reimbursement or payment, and

2.  any expense recovery paid by the Portfolio cannot cause its expense ratio to exceed 1.25%.

This ability of Advantus Capital and/or Securian Financial to receive such payments could negatively affect the Portfolio's future yield.

F70250 2-2009